SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

	Date of Report (Date of earliest event reported)	December 21, 2005
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SYNALLOY CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware	0-19687	57-0426694
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	Croft Industrial Park, P.O. Box 5627, Spartanburg, SC 29304	29304
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	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (864) 585-3605
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INAPPLICABLE
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(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

ITEM 1.01	Entry into a Material Definitive Agreement.

On December 21, 2005, the Registrant entered into an Employment Agreement with Ronald H. Braam, who was appointed Chief Executive Officer and President of the Registrant, effective January 1, 2006, on the same date. The Agreement is for a term of one year and automatically renews each year for an additional year unless either party gives notice of intent to cancel ninety days prior to an automatic extension date. The Agreement provides for an annual base salary of $200,000 and an annual bonus equal to 5% of "Pre-tax Income" in excess of 10% of average shareholders' equity. The Agreement also provides that Mr. Braam will be entitled to all other benefits provided to employees of the Registrant and that he will continue to receive the benefits provided for in the Agreement between the Registrant and Mr. Braam, dated February 6, 2003 (which was filed as an exhibit to Registrant's December 31, 2003 Form 10-K). The Agreement provides for limited death and disability benefits. The Agreement permits termination for cause, and includes a covenant not to compete for a period of one year following termination of his employment for any reason and a confidentiality provision. The Agreement replaces the Employment Agreement previously entered into between the Registrant and Mr. Braam.

Section 5 - Corporate Governance and Management
ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As stated above, on December 21, 2005, Ronald H. Braam (age 62) was appointed Chief Executive Officer and President of the Registrant, effective January 1, 2006. Prior to this appointment, Mr. Braam served as the President of the Registrant's Specialty Chemicals Segment since December 1999. Mr. Braam has no family relationships with any director or executive officer of the Registrant.

Since the beginning of the Registrant's last fiscal year, Mr. Braam has not had any transactions required to be described under Item 404(a) of Regulation S-K.

The Employment Agreement between the Registrant and Mr. Braam is described under Item 1.01 above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /S/ GREGORY M. BOWIE
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Gregory M. Bowie
Vice President, Finance & Chief Financial Officer

Dated: December 21, 2005

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